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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2004

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)


        1-11373                                          31-0958666
(Commission File Number)                    (IRS Employer Identification Number)


                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           On September 30, 2004, Cardinal Health Funding, LLC ("Funding"), a wholly-owned receivables financing subsidiary of Cardinal Health, Inc. (the "Company"), entered into an amendment to the Amended and Restated Receivables Purchase Agreement and Confirmation of Transfers, dated as of May 21, 2004 (as amended from time to time, the "Receivables Purchase Agreement"), by and among Funding, as seller, Griffin Capital, LLC, a wholly-owned subsidiary of the Company ("Griffin Capital"), as servicer, Preferred Receivables Funding Corporation ("PREFCO"), Falcon Asset Securitization Corporation ("Falcon") and Liberty Street Funding Corp. ("Liberty"), each as conduits, The Bank of Nova Scotia, individually and as managing agent, and Bank One, NA (Main Office Chicago), individually and as agent, that, among other things, increases the receivables purchase facility thereunder from a maximum of $500 million to a maximum of $800 million in aggregate principal amount at any one time outstanding (the "Facility"). In connection with the Facility, certain of the Company's subsidiaries within its Pharmaceutical Distribution business (collectively, the "Originators") have sold their existing and future trade receivables to Griffin Capital, which, in turn, has sold and contributed those receivables to Funding, in each case, in transactions intended to constitute true sales or capital contributions. Funding then transfers undivided percentage interests in such receivables to PREFCO, Falcon and Liberty or their liquidity banks in exchange for cash in an amount determined under the Facility. Pursuant to an Amended and Restated Performance Guaranty dated as of September 30, 2004 (the "Performance Guaranty"), the Company has guaranteed to Funding and its assigns performance of each of the Originators' and Griffin Capital's obligations, as a seller or servicer, under the documents associated with the Facility. Bank One, NA or its affiliate serves as trustee under certain of the Company's indentures, participates as a lender, syndication agent, lead arranger and book manager under the Company's 5-year bank revolving credit facilities and participates as a dealer and issuing and paying agent under the Company's commercial paper program. The Bank of Nova Scotia participates as a lender under one of the Company's 5-year bank revolving credit facilities.

            The Receivables Purchase Agreement contains certain amortization events, including failure to make timely payments or deposits under the Facility, misrepresentations, cross-defaults to other "material" debt and credit agreements of the Company, the Originators, Griffin Capital and Funding, breach of covenants, failure of the receivables to meet certain performance ratios, certain changes of control of the Company or any of its affiliates which are parties to the Facility documents, termination of receivables sales by any of the Originators or Griffin Capital, certain bankruptcy events, unenforceability or breach of the Performance Guaranty, and entry of certain unsatisfied and unstayed judgments against the Company or any of its affiliates which are parties to the Facility documentation.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Cardinal Health, Inc.
                                     (Registrant)

Date:  October 6, 2004               By:  /s/ J. Michael Losh
                                         --------------------
                                          Name:  J. Michael Losh
                                          Title: Chief Financial Officer



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